                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                      INVESCO ALL CAP MARKET NEUTRAL FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco All Cap Market Neutral Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................  10,275,219    481,962    381,835   3,762,844

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......  10,272,468    428,138    438,410   3,762,844

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     INVESCO BALANCED-RISK ALLOCATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Allocation Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The results of the voting on the above matters were as follows:

                                                   Votes      Votes    Broker
Matters                               Votes For   Against    Abstain  Non-Votes
-------                              ----------- ---------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities................... 187,714,130 11,185,668 9,531,673 67,436,418

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................ 193,050,825  6,358,068 9,041,168 67,417,828

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited....... 190,725,683  8,102,750 9,605,797 67,433,659

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Commodity Strategy Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                   Votes     Votes    Broker
 Matters                              Votes For   Against   Abstain  Non-Votes
 -------                              ---------- --------- --------- ----------
 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of physical
       commodities................... 79,959,924 3,312,284 4,630,828 26,880,402

 4(a)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco PowerShares Capital
       Management LLC................ 81,631,896 1,862,001 4,409,144 26,880,397

 4(b)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco Asset Management
       (India) Private Limited....... 80,794,728 2,198,397 4,909,916 26,880,397

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                        INVESCO DEVELOPING MARKETS FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Developing Markets Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                    Votes   Votes   Broker
   Matters                              Votes For  Against Abstain Non-Votes
   -------                              ---------- ------- ------- ----------
   (3)   Approve changing the
         fundamental investment
         restriction regarding the
         purchase or sale of physical
         commodities................... 33,706,450 907,381 634,018 10,030,643

   4(a)  Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................ 34,117,551 553,322 576,986 10,030,633

   4(b)  Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management
         (India) Private Limited....... 34,012,833 661,844 573,183 10,030,632

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     INVESCO EMERGING MARKETS EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Emerging Markets Equity Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Emerging Markets Equity Fund did not receive sufficient shareholder votes to pass Proposal 3.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The results of the voting on the above matters were as follows:

                                                    Votes   Votes   Broker
    Matters                              Votes For Against Abstain Non-Votes
    -------                              --------- ------- ------- ---------
    (3)   Approve changing the
          fundamental investment
          restriction regarding the
          purchase or sale of physical
          commodities................... 1,822,456 180,202 120,444  656,133

    4(a)  Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to add
          Invesco PowerShares Capital
          Management LLC................ 1,936,555 66,316  120,234  656,130

    4(b)  Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to add
          Invesco Asset Management
          (India) Private Limited....... 1,880,226 153,035 89,841   656,133

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                  INVESCO EMERGING MARKETS FLEXIBLE BOND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Emerging Markets Flexible Bond Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                               Votes   Votes   Broker
Matters                                             Votes For Against Abstain Non-Votes
-------                                             --------- ------- ------- ---------

(3)   Approve changing the fundamental investment
      restriction regarding the purchase or sale
      of physical commodities...................... 7,916,676 745,069 831,765  330,249

4(a)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco PowerShares Capital Management LLC... 8,436,191 156,766 900,554  330,248

4(b)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private
      Limited...................................... 8,570,353  52,290 870,868  330,248

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                             INVESCO ENDEAVOR FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Endeavor Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The results of the voting on the above matters were as follows:

                                                               Votes   Votes   Broker
Matters                                             Votes For Against Abstain Non-Votes
-------                                             --------- ------- ------- ---------
(3)   Approve changing the fundamental investment
      restriction regarding the purchase or sale
      of physical commodities...................... 5,979,068 550,626 311,089 1,913,851

4(a)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco PowerShares Capital Management LLC... 6,193,953 340,314 306,524 1,913,843

4(b)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private
      Limited...................................... 6,112,749 377,867 350,168 1,913,850

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                        INVESCO GLOBAL HEALTH CARE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Health Care Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                        Vote
Matters                                                   Votes For   Withheld
-------                                                  ----------- ----------
(1)*  David C. Arch..................................... 531,197,227 15,013,721
      James T. Bunch.................................... 531,183,836 15,027,112
      Bruce L. Crockett................................. 531,230,236 14,980,712
      Jack M. Fields.................................... 531,263,200 14,947,748
      Martin L. Flanagan................................ 531,657,186 14,553,762
      Cynthia Hostetler................................. 531,519,854 14,691,094
      Dr. Eli Jones..................................... 531,321,474 14,889,474
      Dr. Prema Mathai-Davis............................ 531,131,847 15,079,101
      Teresa M. Ressel.................................. 531,625,752 14,585,196
      Dr. Larry Soll.................................... 531,316,895 14,894,053
      Ann Barnett Stern................................. 531,742,260 14,468,688
      Raymond Stickel, Jr............................... 531,058,564 15,152,384
      Philip A. Taylor.................................. 531,464,070 14,746,878
      Robert C. Troccoli................................ 531,278,632 14,932,316
      Christopher L. Wilson............................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco Global Health Care Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a)-(b).

The results of the voting on the above matters were as follows:

                                                       Votes     Votes    Broker
Matters                                   Votes For   Against   Abstain  Non-Votes
-------                                   ---------- --------- --------- ---------
(3)   Approve changing the fundamental
      investment restriction regarding
      the purchase or sale of physical
      commodities........................ 12,708,038 2,368,084 1,084,690 6,111,702

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC..................... 13,528,591 1,445,798 1,190,468 6,107,657

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management (India)
      Private Limited.................... 13,267,035 1,684,663 1,213,154 6,107,662

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                      INVESCO GLOBAL INFRASTRUCTURE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Infrastructure Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                       Votes
 Matters                                                  Votes For   Withheld
 -------                                                 ----------- ----------
 (1)* David C. Arch..................................... 531,197,227 15,013,721
      James T. Bunch.................................... 531,183,836 15,027,112
      Bruce L. Crockett................................. 531,230,236 14,980,712
      Jack M. Fields.................................... 531,263,200 14,947,748
      Martin L. Flanagan................................ 531,657,186 14,553,762
      Cynthia Hostetler................................. 531,519,854 14,691,094
      Dr. Eli Jones..................................... 531,321,474 14,889,474
      Dr. Prema Mathai-Davis............................ 531,131,847 15,079,101
      Teresa M. Ressel.................................. 531,625,752 14,585,196
      Dr. Larry Soll.................................... 531,316,895 14,894,053
      Ann Barnett Stern................................. 531,742,260 14,468,688
      Raymond Stickel, Jr............................... 531,058,564 15,152,384
      Philip A. Taylor.................................. 531,464,070 14,746,878
      Robert C. Troccoli................................ 531,278,632 14,932,316
      Christopher L. Wilson............................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The results of the voting on the above matters were as follows:

                                                               Votes   Votes   Broker
Matters                                             Votes For Against Abstain Non-Votes
-------                                             --------- ------- ------- ---------
(3)   Approve changing the fundamental investment
      restriction regarding the purchase or sale
      of physical commodities......................  637,753  57,381  20,318   127,256

4(b)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private
      Limited......................................  610,338  82,072  23,041   127,257

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                      INVESCO GLOBAL MARKET NEUTRAL FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Market Neutral Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................   1,133,486     16,277     47,610     452,852

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......   1,127,563     23,189     46,621     452,852

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     INVESCO GLOBAL TARGETED RETURNS FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Targeted Returns Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......   8,766,492    214,365    340,370   3,514,690

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The meeting was adjourned until April 11, 2017, with respect to the following proposal:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

Invesco Global Targeted Returns Fund did not receive sufficient shareholder votes to pass Proposal 3.

The results of the voting on the above matter were as follows:

                                                              Votes   Votes   Broker
Matter                                             Votes For Against Abstain Non-Votes
------                                             --------- ------- ------- ---------
(3)  Approve changing the fundamental investment
     restriction regarding the purchase or sale
     of physical commodities...................... 8,707,201 876,410 362,930 3,266,398

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                          INVESCO GREATER CHINA FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Greater China Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco Greater China Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                       Votes   Votes   Broker
 Matters                                    Votes For Against Abstain Non-Votes
 -------                                    --------- ------- ------- ---------
 (3)   Approve changing the fundamental
       investment restriction regarding
       the purchase or sale of physical
       commodities.........................  711,137  114,725 45,765   754,605

 4(a)  Approve an amendment to the current
       Master Intergroup Sub-Advisory
       Contract to add Invesco PowerShares
       Capital Management LLC..............  734,871   82,428 54,331   754,602

 4(b)  Approve an amendment to the current
       Master Intergroup Sub-Advisory
       Contract to add Invesco Asset
       Management (India) Private Limited..  730,318   88,647 52,667   754,600

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                        INVESCO LONG/SHORT EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Long/Short Equity Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                       Votes
 Matters                                                  Votes For   Withheld
 -------                                                 ----------- ----------
 (1)* David C. Arch..................................... 531,197,227 15,013,721
      James T. Bunch.................................... 531,183,836 15,027,112
      Bruce L. Crockett................................. 531,230,236 14,980,712
      Jack M. Fields.................................... 531,263,200 14,947,748
      Martin L. Flanagan................................ 531,657,186 14,553,762
      Cynthia Hostetler................................. 531,519,854 14,691,094
      Dr. Eli Jones..................................... 531,321,474 14,889,474
      Dr. Prema Mathai-Davis............................ 531,131,847 15,079,101
      Teresa M. Ressel.................................. 531,625,752 14,585,196
      Dr. Larry Soll.................................... 531,316,895 14,894,053
      Ann Barnett Stern................................. 531,742,260 14,468,688
      Raymond Stickel, Jr............................... 531,058,564 15,152,384
      Philip A. Taylor.................................. 531,464,070 14,746,878
      Robert C. Troccoli................................ 531,278,632 14,932,316
      Christopher L. Wilson............................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................   4,130,585    500,203    377,104     893,318

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......   4,320,468    307,930    379,493     893,319

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Low Volatility Emerging Markets Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                       Votes
 Matters                                                  Votes For   Withheld
 -------                                                 ----------- ----------
 (1)* David C. Arch..................................... 531,197,227 15,013,721
      James T. Bunch.................................... 531,183,836 15,027,112
      Bruce L. Crockett................................. 531,230,236 14,980,712
      Jack M. Fields.................................... 531,263,200 14,947,748
      Martin L. Flanagan................................ 531,657,186 14,553,762
      Cynthia Hostetler................................. 531,519,854 14,691,094
      Dr. Eli Jones..................................... 531,321,474 14,889,474
      Dr. Prema Mathai-Davis............................ 531,131,847 15,079,101
      Teresa M. Ressel.................................. 531,625,752 14,585,196
      Dr. Larry Soll.................................... 531,316,895 14,894,053
      Ann Barnett Stern................................. 531,742,260 14,468,688
      Raymond Stickel, Jr............................... 531,058,564 15,152,384
      Philip A. Taylor.................................. 531,464,070 14,746,878
      Robert C. Troccoli................................ 531,278,632 14,932,316
      Christopher L. Wilson............................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................   4,668,788    224,075     35,127      25,061

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......   4,528,927    359,792     39,271      25,061

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                    INVESCO MACRO ALLOCATION STRATEGY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Macro Allocation Strategy Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

5(a) Approve changing the Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                               Votes   Votes   Broker
Matters                                             Votes For Against Abstain Non-Votes
-------                                             --------- ------- ------- ---------
(3)   Approve changing the fundamental investment
      restriction regarding the purchase or sale
      of physical commodities...................... 2,398,268 122,707 51,728   990,330

4(b)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private
      Limited...................................... 2,456,662  59,811 56,230   990,330

5(a)  Approve changing the Fund's
      sub-classification from "diversified" to
      "non-diversified" and approve the
      elimination of a related fundamental
      investment restriction....................... 2,389,601 116,035 67,068   990,329

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                               INVESCO MLP FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco MLP Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................     706,398     28,466     10,340     303,676

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

The meeting was adjourned until April 11, 2017, with respect to the following proposal:

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matter were as follows:

                                                          Votes   Votes   Broker
Matter                                         Votes For Against Abstain Non-Votes
------                                         --------- ------- ------- ---------
4(b)  Approve an amendment to the current
      Master Intergroup Sub-Advisory Contract
      to add Invesco Asset Management (India)
      Private Limited.........................  778,793  37,599  30,841   242,625

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                        INVESCO MULTI-ASSET INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Multi-Asset Income Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................   9,963,484    988,266    780,098   3,174,946

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......  10,257,220    769,954    704,678   3,174,942

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                          INVESCO PACIFIC GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Pacific Growth Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco Pacific Growth Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                               Votes   Votes   Broker
Matters                                             Votes For Against Abstain Non-Votes
-------                                             --------- ------- ------- ---------
(3)   Approve changing the fundamental investment
      restriction regarding the purchase or sale
      of physical commodities......................  711,878  109,656 66,973   362,541

4(a)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco PowerShares Capital Management LLC...  757,232   70,398 60,877   362,541

4(b)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private
      Limited......................................  744,928   80,860 62,719   362,541

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         INVESCO SELECT COMPANIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Select Companies Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco Select Companies Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                                Votes    Votes    Broker
Matters                                             Votes For  Against  Abstain  Non-Votes
-------                                             ---------- ------- --------- ---------
(3)   Approve changing the fundamental investment
      restriction regarding the purchase or sale
      of physical commodities...................... 10,441,402 822,447 1,139,146 4,898,097

4(a)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco PowerShares Capital Management LLC... 10,790,831 513,516 1,098,659 4,898,086

4(b)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private
      Limited...................................... 10,629,997 605,916 1,167,092 4,898,087

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                            INVESCO WORLD BOND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco World Bond Fund, an investment portfolio of AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                           Votes
Matters                                                       Votes For   Withheld
-------                                                      ----------- ----------
(1)* David C. Arch.......................................... 531,197,227 15,013,721
     James T. Bunch......................................... 531,183,836 15,027,112
     Bruce L. Crockett...................................... 531,230,236 14,980,712
     Jack M. Fields......................................... 531,263,200 14,947,748
     Martin L. Flanagan..................................... 531,657,186 14,553,762
     Cynthia Hostetler...................................... 531,519,854 14,691,094
     Dr. Eli Jones.......................................... 531,321,474 14,889,474
     Dr. Prema Mathai-Davis................................. 531,131,847 15,079,101
     Teresa M. Ressel....................................... 531,625,752 14,585,196
     Dr. Larry Soll......................................... 531,316,895 14,894,053
     Ann Barnett Stern...................................... 531,742,260 14,468,688
     Raymond Stickel, Jr.................................... 531,058,564 15,152,384
     Philip A. Taylor....................................... 531,464,070 14,746,878
     Robert C. Troccoli..................................... 531,278,632 14,932,316
     Christopher L. Wilson.................................. 531,758,781 14,452,167

                                                   Votes      Votes      Broker
                                      Votes For   Against    Abstain    Non-Votes
                                     ----------- ---------- ---------- -----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 357,447,673 29,638,148 16,397,616 142,727,154

The meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Funds (Invesco Investment Funds).

Invesco World Bond Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                               Votes   Votes   Broker
Matters                                             Votes For Against Abstain Non-Votes
-------                                             --------- ------- ------- ---------
(3)   Approve changing the fundamental investment
      restriction regarding the purchase or sale
      of physical commodities...................... 1,505,252 126,542 132,018  599,935

4(a)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco PowerShares Capital Management LLC... 1,542,168  77,897 143,748  599,934

4(b)  Approve an amendment to the current Master
      Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private
      Limited...................................... 1,525,283  93,187 145,340  599,937

The meeting was adjourned until June 6, 2017, with respect to the following proposal:

5(b) Approve changing the Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

The results of the voting on the above matter were as follows:

                                                          Votes   Votes   Broker
Matter                                         Votes For Against Abstain Non-Votes
------                                         --------- ------- ------- ---------
5(b)  Approve changing the Fund's
      sub-classification from "diversified"
      to "non-diversified" and approve the
      elimination of a related fundamental
      investment restriction.................. 1,773,329 116,741 205,063  536,363